                                                                    EXHIBIT 99.1

                      SECOND AMENDMENT TO CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of November 9, 2001 (this "Second Amendment"), is made by and among DELTA AIR LINES, INC., a Delaware corporation (the "Company") and the financial institutions parties thereto (the "Banks").

                              W I T N E S S E T H:

         WHEREAS, the Company, the Banks and Bank of America, N.A., as agent bank (in such capacity, the "Agent Bank") are parties to that certain Credit Agreement dated as of May 2, 1997, as heretofore amended by that certain First Amendment to Credit Agreement, dated as of October 27, 2000 (as heretofore amended, the "Existing Credit Agreement"), pursuant to which the Banks made certain financial accommodations available to the Company;

         WHEREAS, the Company has requested that the Banks amend the Existing Credit Agreement in certain respects; and

         WHEREAS, the Banks are willing to so amend the Existing Credit Agreement on the terms and conditions set forth herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties hereto agree as follows:

                                     PART 1
                                   Definitions

         SECTION 1.1. Certain Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Second Amendment have the following meanings:

                  "Amended Credit Agreement" means the Existing Credit Agreement as amended hereby.

                  "Effective Date" shall mean the date on or prior to November 30, 2001 upon which each of the conditions set forth in Section 4.1 have been satisfied.

         SECTION 1.2. Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Second Amendment have the meanings provided in the Amended Credit Agreement.

                                     PART 2
                     Amendments to Existing Credit Agreement

         Effective on (and subject to the occurrence of) the Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part 2. Except as so amended, the Existing Credit Agreement shall continue in full force and effect.

         SECTION 2.1. Amendment to Definitions in Section 1.1. Section 1.1 of the Existing Credit Agreement is amended by revising the definitions of each of the following terms to read in their entirety respectively as follows:

                  "Agent Bank" shall mean Bank of America, N.A. in its capacity as agent for the Banks; provided, however, that if Bank of America, N.A. shall have resigned or been removed as Agent Bank, then "Agent Bank" shall mean the bank selected as Agent Bank pursuant to the provisions of Section 11.8 hereof.

                  "L/C Commitment Amount" shall mean $350,000,000.

                  "Letter of Credit Banks" shall mean Bank of America, N.A. or any other Bank under this Agreement approved by the Company that agrees, pursuant to documentation in form and substance satisfactory to the Agent Bank and the Company, to issue Letters of Credit hereunder.

                  "Main Office" of the Agent Bank shall be Bank of America, N.A., 100 North Tryon Street, Charlotte, North Carolina 28255.

         SECTION 2.2. Addition of New Definitions in Section 1.1. Section 1.1 of the Existing Credit Agreement is further amended by adding each of the following definitions in the appropriate alphabetical order:

                  "Affiliate" shall mean, with respect to any Person, any other Person (i) directly or indirectly controlling or controlled by or under direct or indirect common control with such Person or (ii) directly or indirectly owning or holding fifteen percent (15%) or more of the capital stock in such Person.

                  "Eligible Assignee" shall mean (i) a Bank; (ii) an Affiliate of a Bank; and (iii) any other Person which shall have received the consent of the Company, which consent shall not be unreasonably withheld; provided, however, that neither the Company nor any Affiliate of the Company shall qualify as an Eligible Assignee.

         SECTION 2.3. Amendment to Section 2.3. Section 2.3 of the Existing Credit Agreement is deleted in its entirety without re-numbering any other section of the Amended Credit Agreement.

         SECTION 2.4. Amendment to Section 8.1. Section 8.1 of the Existing Credit Agreement is amended by:

                  (a) deleting "$3,000,000,000" in subclause (i)(a) thereof and substituting in lieu thereof $5,500,000,000"; and

                  (b) inserting at the end of subclause (i)(b) thereof the phrase "and marked thereon with an asterisk."

         SECTION 2.5. Amendment to Section 8.2. Section 8.2 of the Existing Credit Agreement is amended by:

                  (a) inserting the following clause at the end of Section 8.2(a): ", provided that any calculation of "Current Debt" under this clause (a) shall not include up to $625,000,000 of debt obligations of the Company or any Subsidiary incurred and outstanding after the date hereof that would otherwise constitute "Current Debt""; and

                  (b)      deleting the percentage "150%" in clause (c) of
         Section 8.2 and substituting in lieu thereof "175%".


         SECTION 2.6. Amendment to Section 12.6. Section 12.6 of the Existing Credit Agreement is amended to read in its entirety as follows:

                  Section 12.6.     Successors and Assigns.

                  (a) This Agreement shall be binding upon the Company and the Banks and their respective successors and assigns, and shall inure to the benefit of the Company and the Banks and their respective successors and assigns. The Company may not assign its rights or obligations hereunder, except as permitted by Section 8.3 hereof. Other than by virtue of operation of law, no Bank shall assign all or any portion of its Commitment hereunder unless (a) the amount of the Bank's Commitment to be assigned is equal to or greater than $10,000,000 (or such lesser amount as the Company may approve in its sole discretion);
         (b) the assigning Bank has provided the Company prior written notice of the proposed assignment; (c) the Person acquiring the Commitment is an Eligible Assignee; (d) the Agent Bank has been paid an assignment fee of $2,500 by the assigning Bank; and (e) the Person acquiring the Commitment, the assigning Bank, the Agent Bank, and, where the consent of the Company is required, the Company, shall have executed a Form of Assignment substantially as set forth on Exhibit D hereto. Upon compliance with the provisions set forth above, such Person acquiring the Commitment shall thereupon and thereafter be deemed to be a Bank for all purposes hereunder. Upon satisfaction of the requirements of this Section, the Company shall execute in favor of the assignee a promissory note in substantially the form of Exhibit A-1 attached hereto in the face amount of the Assigned Commitment (as defined in Exhibit D attached hereto) and a promissory note in substantially the form of Exhibit A-2 attached hereto to evidence any

         Competitive Bid Loans. The Company acknowledges and agrees that, upon satisfaction of the requirements of this Section, the Company shall owe the Assigned Loans (as defined in Exhibit D attached hereto) to the assignee as if the assignee were the Bank originally making such loans.

                  (b) Any Bank may, without the consent of, or notice to, the Company or the Agent Bank, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Bank's rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that
         (i) such Bank's obligations under this Agreement shall remain unchanged, (ii) such Bank shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Company, the Agent Bank and the other Banks shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Bank sells such a participation shall provide that such Bank shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provisions of this Agreement; provided that such agreement or instrument may provide that such Bank will not, without the consent of the Participant, agree to any amendment, modification, or waiver described in subclause (i), (ii), (iii), (iv) or (v) of clause (a) in
         Section 12.4 that affects such Participant. Subject to paragraph (c) of this Section, the Company agrees that each Participant shall be entitled to the benefits of Sections 3.10 and Article 10 to the same extent as if it were a Bank and had acquired its interest by assignment pursuant to paragraph (a) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section
         12.5 as though it were a Bank, provided such Participant agrees to be subject to Section 12.5 as though it were a Bank.

                  (c) A Participant shall not be entitled to receive any greater payment under Section 10.1 or 10.4 than the applicable Bank would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Company's prior written consent.

         SECTION 2.7. Amendment to Exhibit D. Exhibit D to the Existing Credit Agreement is amended to read in its entirety as Exhibit 1 to this Second Amendment.

                                     PART 3
                         Representations and Warranties

         SECTION 3.1. Representations and Warranties. The Company hereby represents and warrants that each of the representations and warranties of the Company contained in the Existing Credit Agreement are true and accurate in all material respects as of the date hereof except for (i) any representations and warranties that expressly relate solely to an earlier date, which representations and warranties were true and accurate in all material respects on and as of such earlier date, (ii) the representations and warranties contained in Sections 6.5 and 6.12 of the

Existing Credit Agreement, which representations and warranties were true and accurate in all material respects on and as of May 2, 1997, and (iii) (x) the changes in the condition and operation of the Company that have resulted directly or indirectly from the terrorist attacks that occurred on September 11, 2001 and related matters and (y) changes disclosed by the Company in a report on Form 10-K, 10-Q or 8-K filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in each case insofar as such changes affect the representation and warranty contained in the last sentence of Section 6.2 of the Existing Credit Agreement. The Company further represents and warrants to the Agent Bank, the Letter of Credit Banks, and each of the Banks that (i) it has the requisite corporate power and authority to execute, deliver and perform this Second Amendment, and (ii) this Second Amendment constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

         SECTION 3.2. Amendments to Schedules. Schedule I and Schedule II of the Existing Credit Agreement, describing the Funded Debt and Subsidiaries of the Company, respectively, are amended in their entirety to conform to Schedule I and Schedule II attached to this Second Amendment. The Company represents and warrants to the Agent Bank, the Letter of Credit Banks, and each of the Banks that (a) the Company does not have outstanding any Funded Debt except as set forth on Schedule I to this Second Amendment, and there exists no default under the provisions of any instrument evidencing such indebtedness or agreement relating thereto; and (b) Schedule II attached to this Amendment is a complete and correct list of all present Subsidiaries, all of which are corporations duly incorporated, in good standing and with corporate power to transact the business presently conducted by them. Except as disclosed in Schedule II, the Company owns, directly or indirectly through one or more Subsidiaries, all the shares of each of the Subsidiaries (except directors' qualifying shares, if any), and all such shares are validly issued, fully paid and non-assessable and are free and clear of all liens and rights of others whatsoever.

                                     PART 4
                           CONDITIONS TO EFFECTIVENESS

         SECTION 4.1. Effective Date. This Second Amendment shall be and become effective on the Effective Date when (i) all of the conditions set forth in this Section 4.1 shall have been satisfied, and (ii) the Majority Banks and the Company shall have duly executed counterparts of this Second Amendment and provided original copies thereof to the Agent Bank.

                  SECTION 4.1(A). Closing Certificate. The Agent Bank shall have received an officer's certificate from the Company, in form reasonably satisfactory to the Agent Bank, certifying that after giving effect to this Second Amendment, no Default or Event of Default will be in existence.

                  SECTION 4.1(B). Prepayment. The Agent Bank shall have received, (i) for the ratable benefit of each of the Banks, a prepayment of the Syndicated Loans in an aggregate principal amount of $625,000,000, together with accrued and unpaid interest thereon, and
         (ii) a written notice from the Company pursuant to Section 3.13 of the

         Existing Credit Agreement (which, notwithstanding contrary provisions of Section 3.13, may be given and become effective on the same day as the Company makes the prepayment described in clause (i)), irrevocably reducing the Total Commitments of the Banks to $625,000,000. Such prepayment shall be without penalty or premium, and amounts prepaid pursuant to this Section shall be applied to the Syndicated Loan or Loans designated by the Company in a notice of prepayment delivered to the Agent Bank pursuant to the first sentence of Section 3.7 of the Existing Credit Agreement. By their execution hereof, the Banks agree that (i) notwithstanding contrary provisions contained in Section 3.7 of the Existing Credit Agreement, the Company may prepay Syndicated Loans pursuant to this Section 4.1(b) on a day other than the last day of the Interest Period therefor and (ii) such prepayment shall not be subject to Section 10.3 of the Existing Credit Agreement; provided, however, that if the Company gives a notice of such prepayment and fails to make such prepayment, the Company shall be liable for, and promptly pay upon demand, all funding costs and/or losses as provided in Section 3.10 of the Existing Credit Agreement.

                  SECTION 4.1(C). Amendments to Other Facilities. The Company shall have (a) entered into amendments effecting changes substantially similar to those effected in Sections 2.4 and 2.5 hereby with respect to the comparable provisions of (i) the Credit Agreement dated as of May 19, 2000, as heretofore amended, among the Company, the financial institutions parties thereto and Bayerische Hypo-und Vereinsbank AG, New York Branch, as letter of credit bank and agent, and (ii) the Reimbursement Agreement dated as of May 1, 2000 among the Company, the financial institutions parties thereto and Commerzbank AG, New York Branch, as agent and letter of credit fronting bank and (b) terminated the commitments under (and repaid in full, together with any accrued interest, all loans under) the Credit Agreement dated as of April 6, 2001 among the Company, the banks parties thereto and Citicorp North America, Inc., as Administrative Agent.

                  SECTION 4.1(D). Legal Opinion. The Company shall deliver to the Agent Bank a legal opinion of counsel to the Company, in form and content reasonably satisfactory to the Agent Bank, opining that this Second Amendment has been duly authorized, executed and delivered by the Company.

                  SECTION 4.1(E). Business Plan. The Company shall have provided to the Agent Bank and the Banks its updated business plan for fiscal year 2002, including without limitation cash flow projections for fiscal year 2002 on a quarterly basis, such materials being in substantially the same form and content as the business plan and cash flow projections most recently presented by the officers of the Company to the Board of Directors of the Company, or any subcommittee thereof.

                  SECTION 4.1(F). Amendment Fee. The Agent Bank shall have received from the Company, for the account of each Bank (a "Consenting Bank") that has evidenced its agreement hereto as provided in clause
         (ii) of Section 4.1 by 5:00 p.m. (Atlanta, Georgia time) on the later of (i) November 9, 2001 and (ii) the date on which the Agent Bank issues a notice to the Banks stating that the condition set forth in clause (ii) of Section 4.1 has been satisfied, an amendment fee in the amount equal to 15 basis points (0.15%) on the aggregate amount of such Consenting Bank's Commitment (determined before giving effect to the reduction in the Total Commitments contemplated by Section 4.1(b) of this Second Amendment.


         SECTION 4.2.      Termination Date. Notwithstanding the terms of
Section 4.1 hereof, in the event that the Company shall fail to comply with each of the conditions to effectiveness set forth in Section 4.1 on or before November 30, 2001, this Second Amendment shall not become effective and each of the signatures submitted by the Majority Banks to the Agent Bank shall be released.

                                     PART 5
                                  Miscellaneous

         SECTION 5.1. References to the Credit Agreement. Each reference to the Credit Agreement in the Credit Agreement, the Notes or any of the other instruments, agreements, certificates or other documents executed in connection therewith (collectively, the "Loan Documents"), shall be deemed to be a reference to the Amended Credit Agreement, and as the same may be further amended, restated, supplemented or otherwise modified from time to time in accordance with Section 12.4 of the Amended Credit Agreement.

         SECTION 5.2. Expenses of Agent Bank. The Company agrees to pay, on demand, all reasonable costs and expenses incurred by the Agent Bank in connection with the preparation, negotiation and execution of this Second Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the reasonable costs and fees of the Agent Bank's legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

         SECTION 5.3. Benefits. This Second Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

         SECTION 5.4.      GOVERNING LAW.    THIS SECOND AMENDMENT SHALL BE
GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA, WITHOUT GIVING EFFECT TO CONFLICTS OF LAW PRINCIPLES.

         SECTION 5.5. Effect. Except as expressly herein amended, the terms and conditions of the Existing Credit Agreement shall remain in full force and effect without amendment or modification, express or implied. The entering into this Second Amendment by the Banks shall not be construed or interpreted as an agreement by the Banks to enter into any future amendment or modification of the Credit Agreement or any of the other Loan Documents.

         SECTION 5.6. Counterparts; Telecopied Signatures. This Second Amendment may be executed in any number of counterparts and by different parties to this Second Amendment on separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns. Any signature delivered or transmitted by a party by facsimile transmission shall be deemed to be an original signature hereto.

         SECTION 5.7. Further Assurances. The Company agrees to take such further actions as the Agent Bank shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

         SECTION 5.8. Section Titles. Section titles and references used in this Second Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

         SECTION 5.9. Release of Claims. To induce the Banks to enter into this Second Amendment, the Company hereby releases, acquits and forever discharges the Banks, and all officers, directors, agents, employees, successors and assigns of the Banks, from any and all liabilities, claims, demands, actions or causes of actions of any kind or nature (if there be any), whether absolute or contingent, disputed or undisputed, at law or in equity, or known or unknown, that the Company now has or ever had against such Persons arising under or in connection with, directly or indirectly, any of the Loan Documents.


                              [Signatures omitted]